STOCK PURCHASE AND EXCHANGE AGREEMENT

                          by and among

                   SPEED RELEASE LOCK COMPANY,



                         STEVE BEDOWITZ,



                               and



                  TTI INDUSTRIES, INCORPORATED








                         October 5, 1999

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                        TABLE OF CONTENTS

                                                             Page


ARTICLE I.  DEFINITIONS........................................ 1

ARTICLE II.  BEDOWITZ OPTION................................... 2
2.1 SALE OF THE BEDOWITZ OPTION................................ 2
2.2 PURCHASE PRICE; METHOD OF PAYMENT.......................... 2
2.3 TERM; EXERCISE............................................. 2
2.4 USE OF PROCEEDS............................................ 3
2.5 LEGEND..................................................... 3
2.6 FURTHER ASSURANCES......................................... 3

ARTICLE III.  SPEED RELEASE OPTION............................. 4
3.1 SPEED RELEASE OPTION....................................... 4
3.2 SPEED RELEASE OPTION PURCHASE PRICE........................ 4
3.3 EXERCISE................................................... 4

ARTICLE IV.  RESTRICTIONS ON TRANSFERS......................... 4

ARTICLE V.  REGISTRATION RIGHTS................................ 4
5.1 BEDOWITZ REGISTRATION RIGHTS............................... 4
5.2 SELLER'S REGISTRATION RIGHTS............................... 5
5.3 SPEED RELEASE'S REGISTRATION RIGHTS........................ 5
5.4 POTENTIAL MERGER........................................... 6

ARTICLE VI.  REPRESENTATIONS AND WARRANTIES.................... 6
6.1 REPRESENTATIONS AND WARRANTIES OF SELLER................... 6
 6.1.1 ORGANIZATION OF SELLER.................................. 6
 6.1.2 CAPITALIZATION.......................................... 6
 6.1.3. BEDOWITZ OPTION SHARES................................. 6
 6.1.4. SUBSIDIARIES........................................... 6
 6.1.5. AUTHORITY RELATIVE TO THE CLOSING DOCUMENTS;
         ENFORCEABILITY........................................ 6
 6.1.6. COMPLIANCE WITH OTHER INSTRUMENTS; CONSENTS............ 7
 6.1.7 LITIGATION.............................................. 7
 6.1.8. TAXES.................................................. 7
 6.1.9. COMPLIANCE WITH LAW AND GOVERNMENT REGULATIONS......... 7
 6.1.10. DOCUMENTS............................................. 7
 6.1.11. FULL DISCLOSURE....................................... 8
 6.1.12 RESTRICTIONS ON TRANSFER OR SALE OF SHARES............. 8
 6.1.13. STATUS OF SELLER...................................... 8
6.2 REPRESENTATIONS AND WARRANTIES OF SPEED RELEASE............ 8
 6.2.1. ORGANIZATION OF SPEED RELEASE.......................... 8
 6.2.2 CAPITALIZATION; OWNERSHIP OF TRANSFERRED SHARES......... 9
 6.2.3. RESTRICTIONS ON TRANSFER OR SALE OF SHARES............. 9
 6.2.4. AUTHORITY RELATIVE TO THE CLOSING DOCUMENTS,
         ENFORCEABILITY........................................10
 6.2.5. COMPLIANCE WITH OTHER INSTRUMENTS; CONSENTS............10
 6.2.6. STATUS OF SPEED RELEASE................................10
 6.2.7. FULL DISCLOSURE........................................10

                             PAGE i

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6.3  REPRESENTATIONS AND WARRANTIES OF BEDOWITZ................10
 6.3.1  RESTRICTIONS ON TRANSFER OR SALE OF BEDOWITZ OPTION
         SHARES................................................10
 6.3.2 STATUS OF BEDOWITZ......................................11

ARTICLE VII  ADDITIONAL COVENANTS AND AGREEMENTS OF THE
   PARTIES.....................................................12
7.1. FILINGS WITH SECURITIES AND EXCHANGE COMMISSION...........12
7.2. ACCESS; CONFIDENTIALITY...................................12
7.3 ANTI-DILUTION..............................................12
7.4. BEST EFFORTS..............................................12
7.5. BROKERS OR FINDERS........................................12

ARTICLE VIII.  CLOSING AND TERMINATION.........................12
8.1. THE CLOSING...............................................12
8.2. DELIVERIES BY SELLER......................................12
 8.2.1. CERTIFIED RESOLUTIONS..................................13
 8.2.2. CHARTER DOCUMENTS......................................13
8.3 DELIVERIES BY SPEED RELEASE................................13
 8.3.1. CORPORATE APPROVALS....................................13
 8.3.2. SPEED RELEASE OPTION PURCHASE PRICE....................13
8.4 DELIVERIES BY BEDOWITZ.....................................13
 8.4.1 BEDOWITZ OPTION PURCHASE PRICE..........................13

ARTICLE IX.  MISCELLANEOUS.....................................13
9.1. NOTICES...................................................13
9.2. ASSIGNABILITY AND PARTIES IN INTEREST.....................15
9.3. EXPENSES..................................................15
9.4. GOVERNING LAW.............................................15
9.5. COUNTERPARTS..............................................15
9.6. HEADINGS..................................................15
9.7 PRONOUNS, ETC..............................................15
9.8. COMPLETE AGREEMENT........................................15
9.9. MODIFICATIONS, AMENDMENTS AND WAIVERS.....................15
9.10. SEVERABILITY.............................................15
9.11 SURVIVAL OF REPRESENTATIONS AND INDEMNIFICATIONS..........15

                           ii

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APPENDICES
----------
Section
Description    Reference
-----------    ---------
Appendix A
Appendix B




SCHEDULES
---------
Description
-----------
Schedule 6.1.2.2
Schedule 6.1.4
Schedule 6.1.6
Schedule 6.1.9
Schedule 6.2.2.2
Schedule 6.2.2.4




                             Page iii


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              STOCK PURCHASE AND EXCHANGE AGREEMENT

     THIS STOCK PURCHASE AND EXCHANGE AGREEMENT (this
"Agreement") dated effective as of October 5, 1999, among SPEED
RELEASE LOCK COMPANY, a Texas corporation (Speed Release"),
STEVE BEDOWITZ, an individual ("Bedowitz"), and TTI INDUSTRIES,
INCORPORATED, a Texas corporation ("Seller").

                        R E C I T A L S:

     WHEREAS, Bedowitz desires to purchase from Seller and Seller desires to sell to Bedowitz an option to purchase common stock in Seller under the terms and conditions of this Agreement; and

     WHEREAS, Speed Release desires to purchase from Seller and Seller desires to grant to Speed Release the Speed Release Option (as defined below), pursuant to which Speed Release, upon exercising such Option, would receive additional shares of common stock of Seller for shares of common stock of Speed Release in accordance with the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and agreements contained herein, and other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

                             ARTICLE I.
                            DEFINITIONS

     The terms defined in this Article (except as otherwise expressly provided in this Agreement) for all purposes of this Agreement shall have the respective meanings specified in this Article.

     "Agreement" shall mean this Agreement, and all the exhibits and other documents attached to or referred to in the Agreement, and all amendments and supplements, if any, to the Agreement.

     "Closing" shall mean the meeting of the parties at which the Closing Documents shall be exchanged by the parties, except for those documents, or other items specifically required to be exchanged at a later time.

     "Closing Date" shall mean October 5, 1999, or such other date as agreed in writing by the parties on which the Closing occurs.

     "Closing Documents" shall mean the papers, instruments and documents required to be executed and delivered at the Closing pursuant to this Agreement.

     "Code" shall mean the Internal Revenue of 1986, as amended or any successor law, and regulations issued by the Internal
Revenue Service pursuant to the Internal Revenue Code or any successor law.

     "Commission" shall mean the United States Securities and Exchange Commission.

     "Encumbrance" shall mean any charge, claim, encumbrance, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal, or restriction of any kind, including any restriction on use, voting (in the case of any security), transfer, receipt of income, or exercise of any other attribute of ownership other than (a) liens for taxes not yet due and payable, or (b) liens that secure the ownership interests of lessors of equipment.

     "Exchange Act" shall mean the Securities Exchange Act of
1934, as amended.

     "GAAP" shall mean generally accepted accounting principles applied in a manner consistent with prior periods.

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     "Governmental Authority" means any federal, state, local,
municipal, foreign or other government or any federal, state or local regulatory authority.

     "Legal Requirement" shall mean any federal, state, local, municipal, foreign or other law, statute, legislation, act, constitution, ordinance, code, treaty, rule or regulation (including without limitation any applicable environmental, building, zoning or other law, ordinance or regulation).

     "Material Adverse Effect" shall mean any change
(individually or in the aggregate) in the general affairs, management, business, goodwill, results of operations, condition
(financial or otherwise), assets, liabilities or prospects
(whether or not the result thereof would be covered by insurance) that would be material and adverse to the designated party.

     "Ordinary Course of Business" shall mean actions consistent with the past practices of the designated party which are similar in nature and style to actions customarily taken by the designated party and which do not require, and in the past have not received, specific authorization by the Board of Directors of the designated party.

     "Permits" shall mean any permit, license, exemption, order or approval of any Governmental Authority necessary for the conduct of the designated party's respective business as currently conducted.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Seller's Shares" shall mean the Seller's common stock, par value $0.01 per share.

     "Taxes" shall include federal, state and local income taxes, capital gains tax, value-added taxes, franchise, personal property and real property taxes, levies, assessments, tariffs, duties (including any customs duty), business license or other fees, sales, use and any other taxes relating to the assets of the designated party or the business of the designated party for all periods up to and including the Closing Date, together with any related charge or amount, including interest, fines, penalties and additions to tax, if any, arising out of tax assessments.

     "Transactions" shall mean the transactions contemplated by this Agreement, together with each of the other transactions contemplated by the Closing Documents, including, without limitation, the purchase of the Bedowitz Option Shares, the granting and exercise of the Bedowitz Option, the granting and exercise of the Speed Release Option, the issuance of the Seller's Shares upon exercise of the foregoing options, the issuance of the Exchange Shares, and the registration of shares with the Commission, all as more fully described herein.

     Other terms are defined elsewhere herein.

                             ARTICLE II.
                           BEDOWITZ OPTION

     2.1. Sale of the Bedowitz Option. On the terms and subject to the conditions herein expressed and based on the representations, warranties, covenants and agreements contained herein, at the Closing, Seller shall sell, transfer and assign to Bedowitz an option to purchase 165,000 shares of Seller's Shares ("Bedowitz Option Shares") at an exercise price to Bedowitz (the "Bedowitz Option Exercise Price") of $.01 per share.

     2.2. Purchase Price; Method of Payment. The total purchase price (the "Bedowitz Option Purchase Price") for the Bedowitz
Option shall be Forty Thousand Dollars ($40,000.00), payable by
Bedowitz  by certified funds or by wire transfer, payable to TTI
Industries, Inc. at the Closing.

     2.3. Term; Exercise. The Bedowitz Option shall be valid for a period of three (3) years from the Closing Date (the "Bedowitz Option Exercise Period"), during which Bedowitz may from time to time, upon 60 days prior written notice, exercise the Bedowitz
Option with respect to all or part of the Bedowitz Option Shares. Bedowitz shall exercise the Bedowitz Option by sending a notice in the form of Exhibit "A" attached hereto and incorporated herein by reference for all purposes (the "Bedowitz Exercise
Notice") to Seller on or before the expiration of the Bedowitz
Option Exercise Period. Seller shall issue the Seller's Shares enumerated in such notice as exercised by Bedowitz, to Bedowitz no later than forty-eight (48) hours after receipt of the Bedowitz Exercise Notice.

     2.4. Use of Proceeds. Seller agrees to use the proceeds from the Bedowitz Option Purchase Price to immediately pay BDO Seidman the sum of approximately $18,000 to complete the audit of Seller for calendar year ended August 31, 1998, to be included in Seller's Form 10-KSB for the fiscal year ended August 31, 1998, and to pay to Arter & Hadden LLP, the sum of approximately $22,000 on account for service previously rendered in connection with outstanding periodic reports with the Commission pursuant to the Exchange Act which have been delinquent. Seller represents, warrants and covenants that the $18,564 amount paid to BDO Seidman constitutes the only amount owing to BDO Seidman with respect to the Seller's audited financial statements to be included in Seller's Form 10-KSB for the fiscal year ended
August 31, 1998, and that Seller has no knowledge of any matter which would prevent BDO Seidman from issuing its audit opinion and the aforementioned financial statements. Seller also represents, warrants and covenants that it will exercise its utmost good faith best efforts to file the Seller's Form 10-KSB for the fiscal year ended August 31, 1998, as soon as possible after the Closing Date.

     2.5. Legend. Bedowitz understands that the Bedowitz Option Shares to be issued and delivered to Bedowitz upon the exercise of the Bedowitz Option will not be the subject of a registration statement under the Securities Act but will be issued in reliance upon the exemption afforded by Section 4(2) of the Securities Act and/or Regulation D promulgated by the Commission thereunder ("Regulation D"). Each certificate representing Bedowitz Option Shares issued to Bedowitz shall bear the following legend (the "Legend"):

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN THE SUBJECT OF A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN
          RULE 144 OF THE ACT. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT.

     2.6. Further Assurances. If at any time after the Effective Date, Bedowitz shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in Bedowitz his right, title or interest in or to the Bedowitz Option, Seller's shares acquired or to be acquired by Bedowitz as a result of the Bedowitz Option, or in connection with, this Agreement, the officers of Seller shall execute and deliver, in the name and on behalf of Bedowitz or otherwise, all such deeds, bills of sale, assignments and assurances and to take and do all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all such rights, titles and interest.

                             ARTICLE III.
                        SPEED RELEASE OPTION

     3.1. Speed Release Option. Speed Release shall have the option (the "Speed Release Option"), exercisable for a period of one hundred eighty (180) days (the "Speed Release Option Exercise Period") following the Closing Date, to require Seller to exchange a sufficient number of whole shares of common stock of Speed Release (the "Speed Release Option Shares") for Exchange Shares (as hereinafter defined), so that as of the date upon which the Speed Release Option is exercised (the "Speed Release Exercise Date") in the manner provided herein, Seller shall own ten percent (10%) of all of the outstanding and validly issued whole shares of common stock in Speed Release and Speed Release shall own nine and nine-tenths percent (9.9%) of all of the outstanding and validly issued whole shares of the common stock of Seller (the "Exchange Shares"), calculated as of the Closing Date.

     3.2. Speed Release Option Purchase Price. The total purchase price (the "Speed Release Option Purchase Price") for the option shall be One Hundred Dollars ($100), payable by Speed Release in cash, by check or certified funds or by wire transfer at closing.

     3.3. Exercise. Speed Release shall exercise the Option by sending a notice (the "Speed Release Exercise Notice") in the form of Exhibit "B" attached hereto and incorporated herein by reference for all purposes, to Seller on or before the expiration of the Speed Release Option Exercise Period and with such Speed Release Exercise Notice, tendering the Speed Release Option
Shares to Seller. Seller shall issue the Exchange Shares to Speed Release no later than forty-eight (48) hours after receipt of the Speed Release Exercise Notice and the Speed Release Option Shares.

                             ARTICLE IV.
                    RESTRICTIONS ON TRANSFERS

     The parties hereto understand and acknowledge that all shares issued pursuant to this Agreement, including the Bedowitz Option Shares, the Speed Release Option Shares and the Exchange Shares are "restricted securities" as that term is defined in Rule 144 promulgated pursuant to the Securities Act and such shares when issued shall bear the Legend.

                             ARTICLE V.
                       REGISTRATION RIGHTS

    5.1.      Bedowitz Registration Rights.

          (a) If at any time or from time to time, Seller shall determine to register any of its securities, for its own account or for the account of any of its shareholders, other than a registration statement relating solely to employee benefits plans, a transaction relating solely to the sale of debt or convertible debt instruments or a registration statement on any form (other than Form S-1, S-2 or S-3, or their successor forms) which does not include substantially the same information as would be required to be included in a registration statement covering the sale of registrable securities, Seller will (a) give Bedowitz written notice thereof as soon as practicable prior to the filing of the registration statement; and (b) include in such registration statement and in any underwriting involved therein, all of the Bedowitz Option Shares specified in a written request or requests, made within fifteen (15) days after receipt of such written notice from Seller.

          (b) If Seller shall receive from Bedowitz a request that Seller effect any registration with respect to all of the Bedowitz Option Shares, Seller shall, as soon as practicable, use its best efforts to register (including without limitation, the execution of an undertaking to file post-effective amendments and any other governmental requirements) all of the Bedowitz Option Shares held by Bedowitz, all at Bedowitz's expense.

     5.2.  Seller's Registration Rights.

          (a) If at any time or from time to time, Speed Release shall determine to register any of its securities, for its own account or for the account of any of its shareholders, other than a registration statement relating solely to employee benefits plans, or a transaction relating solely to the sale of debt or convertible debt instruments or a registration statement on any form (other than Form S-1, S-2 or S-3, or their successor forms), which does not include substantially the same information as would be required to be included in a registration statement covering the sale of registrable securities, Speed Release will (i) give written notice to Seller thereof as soon as practicable prior to the filing of the registration statement; and (ii) include in such registration statement and in any underwriting involved therein, such amount of Speed Release Option Shares held by Seller equal to ten percent (10%) of all outstanding Speed Release Shares being included in the registration statement all as may be specified in a written request or requests, made within fifteen (15) days after receipt of such written notice from Speed Release, by Seller.

          (b) If Speed Release shall receive from Seller a request that Speed Release effect any registration with respect to all of the Speed Release Option Shares, Speed Release shall, as soon as practicable, use its best efforts to register (including without limitation, the execution of an undertaking to file post-effective amendments and any other governmental requirements) all of the Speed Release Option Shares held by Seller, all at Speed Release's expense.

           (c) In the event of the exercise by Seller of any registration rights hereunder, Seller shall be restricted to distributing the Speed Release Option Shares to Seller's shareholders in the form of a stock dividend or return of capital. Under no circumstances, shall Seller have any right to sell the Speed Release Option Shares in exchange for cash due consideration, or for any purpose other than a distribution to Seller's shareholders..

          (d)  If Seller does not exercise its demand
     registration rights as set forth in Section 5.2(b) hereunder, with respect to the Speed Release Option Shares within 180 days after the date upon which Seller acquires the Speed Release Option Shares (the "Demand Registration Rights Period"), then the exchange of the Speed Release Option Shares and the Exchange Shares shall, at the election of Speed Release, in the exercise of its sole and absolute discretion, be rescinded. Speed Release may exercise its right to rescind by providing a notice of rescission to Seller within sixty (60) days after the expiration of the Demand Registration Rights Period. In connection with such rescission, Speed Release shall immediately return to Seller the Exchange Shares received and Seller shall immediately return to Speed Release the Speed Release Option Shares received.

     5.3.  Speed Release's Registration Rights.

          (a) If at any time or from time to time, Seller shall determine to register any of its securities, for its own account or for the account of any of its shareholders, other than a registration statement relating solely to employee benefits plans, or a transaction relating solely to the sale of debt or convertible debt instruments or a registration statement on any form (other than Form S-1, S-2 or S-3, or their successor forms), which does not include substantially the same information as would be required to be included in a registration statement covering the sale of registrable securities, Seller will (i) give written notice to Speed Release thereof as soon as practicable prior to the filing of the registration statement; and (ii) include in such registration statement and in any underwriting involved therein, such amount of Exchange Shares held by Speed Release equal to nine and nine-tenths percent (9.9%) of all outstanding Seller's Shares being included in the registration statement all as may be specified in a written request or requests, made within fifteen (15) days after receipt of such written notice from Seller, by Speed Release.

     (b) If Seller shall receive from Speed Release a request that Seller effect any registration with respect to all of the Exchange Shares, Seller shall, as soon as practicable, use its best efforts to register (including without limitation, the execution of an undertaking to file post-effective amendments and any other governmental requirements) all of the Exchange Shares held by Speed Release, all at Speed Release's expense.

     5.4. Potential Merger. Notwithstanding anything to the contrary contained herein, in the event Speed Release and Seller enter into a merger or reorganization agreement prior to the expiration of the Demand Registration Rights Period, the registration rights and the right of rescission herein shall be null and void.

                             ARTICLE VI.
                 REPRESENTATIONS AND WARRANTIES

     6.1. Representations and Warranties of Seller. Seller represents and warrants to Speed Release and Bedowitz as follows:

               6.1.1. Organization of Seller. Seller is a business corporation, duly organized, validly existing, and in good standing under the laws of the State of Texas and has all requisite corporate power, franchises and licenses to own its property and conduct the business in which it is engaged. Seller has the full power and authority (corporate or otherwise) to execute, deliver and perform its obligations under this Agreement and the Closing Agreements to which it is a party. A copy of Seller's articles of incorporation, bylaws, minutes and transfer records have been delivered to Speed Release. Seller is duly qualified and in good standing as a foreign corporation in every jurisdiction in which such qualification is necessary, except to the extent the failure to be so qualified is not reasonably expected to result in a Material Adverse Effect.

          6.1.2.  Capitalization.

                  6.1.2.1 Seller has an authorized capital stock consisting of Seller's Shares, of which 4,073,401 shares are issued and outstanding as of the date of execution of this Agreement. All of Seller's Shares have been validly issued, fully paid and are non-assessable.

                   6.1.2.2 Except as set forth on Schedule 6.1.2.2, Seller does not have outstanding subscriptions, options, rights, warrants, convertible securities or other agreements or commitments to issue, or contracts or any other agreements obligating Seller to issue, or to transfer from treasury, any shares of its capital stock of any class or kind, or securities convertible into such stock.

          6.1.3.   Bedowitz Option Shares and Exchange Shares.

                   6.1.3.1. Seller has duly authorized the issuance and sale of the Bedowitz Option Shares and Exchange Shares by all requisite corporate action.

                   6.1.3.2. The Bedowitz Option Shares and Exchange Shares, when issued and paid for, will represent validly authorized, duly issued and fully paid and non-assessable Seller's Shares.

          6.1.4. Subsidiaries. Except as set forth on Schedule 6.1.4, Seller does not directly or indirectly have any wholly-owned subsidiaries or any material equity investment in any corporation, partnership, joint venture or other business entity.

          6.1.5. Authority Relative to the Closing Documents; Enforceability. Seller has the requisite corporate power and authority to execute and deliver the Closing Documents and to consummate the Transactions. The execution and delivery of the Closing Documents by Seller, and the consummation by Seller of the Transactions, have been duly authorized by the Board of Directors of Seller, and no other corporate action on the part of Seller is necessary to authorize the execution and delivery by Seller of the Closing Documents and the consummation by it of the Transactions. The Closing Documents executed by Seller are the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, except insofar as its enforcement may be limited by (a) bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally and (b) equitable principles limiting the availability of equitable remedies (the "Insolvency/Equity Exceptions"). All persons who execute the Closing Documents on behalf of Seller will have been duly authorized to do so.

          6.1.6. Compliance with Other Instruments; Consents. Except as set forth in Schedule 6.1.6, neither the execution of any Closing Document, nor the consummation of the Transactions, will conflict with, violate or result in a breach or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default), or result in the termination of, or accelerate the performance required by, or result in the creation of any Encumbrance upon any of the assets of Seller under any provision of any provision of its Articles of Incorporation, Bylaws, indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, statute, ordinance, regulation or any other restriction of any kind or character to which Seller is subject or by which Seller is bound, or require the consent of any third party or governmental agency.

          6.1.7. Litigation. There are no legal, administrative, arbitration or other proceedings or claims pending against Seller nor is Seller subject to any existing judgment which might materially and adversely affect the financial condition, business, property or prospects of Seller; nor has Seller received any inquiry from an agency of the federal or of any state or local government about the Transactions, or about any violation or possible violation of any law, regulation or ordinance affecting its business or assets.

          6.1.8.   Taxes.

               6.1.8.1 Seller either (a) has timely filed with the appropriate taxing authority all Tax and information returns required to have been filed by Seller or (b) has timely filed for any required extensions with regard to such returns. All Taxes of Seller have been paid (or estimated Taxes have been deposited) to the extent such payments are required prior to the date hereof or accrued on the books of Seller. The returns were (or will be) correct as (or when) filed.

               6.1.8.2. Seller has not received any notice of any pending investigations of Seller concerning any Tax returns by any federal, state or local taxing authority. There are no federal, state, local or foreign Tax liens upon any of Seller's assets.

               6.1.8.3 Seller acknowledges that Seller and Seller's sharebolders may have certain tax consequences as a result of the Transactions contemplated herein and that Seller will rely solely upon its own tax counsel, accountants and advisors with respect to such tax issues and consequences.



          6.1.9 Compliance with Law and Government Regulations. Except as set forth in Schedule 6.1.9, Seller is in compliance with, and is not in violation of, any Legal
     Requirement affecting Seller or its properties or the operation of its businesses. Seller is not subject to any order, decree, judgment or other sanction of any court, administrative agency or other tribunal.

          6.1.10. Documents. Except as set forth in Schedule 6.1.9, Seller has timely filed with the Commission all documents that would have been required to have been filed pursuant to the Securities Act and Exchange Act. As of their respective dates, all periodic reports, schedules and proxy statements filed by the Seller since May 6, 1998 (the "Seller
     Commission Documents"), complied in all material respects with the requirements of the Securities Act or the Exchange
     Act, as the case may be, and the rules and regulations of the Commission thereunder applicable to such Seller
     Commission Documents, and none of the Seller Commission
     Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Seller included in the Seller Commission Documents comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto; are accurate, complete and in accordance with the books and records of Seller; have been prepared in accordance with GAAP (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q of the Commission) and fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments) the financial position of Seller as and at the dates thereof and the results of its operations and cash flows for the periods then ended.

          6.1.11. Full Disclosure. Neither the representations or warranties made by Seller herein or in any Closing Document furnished or to be furnished hereunder contain or will contain any untrue statement of material fact, or omit any material fact, the omission of which would be misleading.

          6.1.12.   Restrictions on Transfer or Sale of Shares

               (i) Seller will be acquiring the Speed Release Option Shares (if the Speed Release Option is exercised) solely for its own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Speed Release Option Shares (except pursuant to any registration rights granted in this Agreement). Seller understands that the Speed Release Option Shares have not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of Seller and of the other representations made by Seller in this Agreement. Seller understands that Speed Release is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

               (ii) Seller understands that the Speed Release Option Shares are "restricted securities" under applicable federal securities laws and that the Securities Act and the rules of the Commission provide in substance that the undersigned may dispose of the Option Shares only pursuant to an effective registration statement under the Securities Act or an exemption therefrom and the undersigned understands that Speed Release has no obligation or intention to register any of the Speed Release Option Shares (except for any registration rights granted in this Agreement), or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, Seller understands that under the Commission's rules, absent a registration statement, Seller may dispose of the Speed Release Option Shares principally only in "private placements" which are exempt from registration under the Securities Act, in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of the Seller. As a consequence, Seller understands that it must bear the economic risks of the investment in the Speed Release Option Shares for an indefinite period of time.

               (iii)     Seller has not offered or sold any
          portion of the Speed Release Option Shares and has no present intention of dividing the Speed Release Option Shares with others or of reselling or otherwise disposing of any portion of the Speed Release Option Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance, unless pursuant to a registration statement or pursuant to an exemption therefrom.

               (iv) Seller acknowledges that neither Speed
          Release nor any other person offering to sell the Speed
          Release Option Shares to Seller has offered the same by means of any form of general advertising, such as media advertising or seminars.

               (v) Seller will not sell, assign, or otherwise transfer the Speed Release Option Shares without the prior written consent of Speed Release.

          6.1.13. Status of Seller. Seller has such knowledge, skill and experience in business, financial and investment matters so that it is capable of evaluating the merits and risks of an investment in the Speed Release Option Shares. To the extent necessary, Seller has retained, at its own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and owning Speed Release Option Shares.

     6.2. Representations and Warranties of Speed Release. Speed Release hereby represents and warrants to Seller that:

           6.2.1. Organization of Speed Release. Speed Release is duly organized, validly existing, and in good standing under the laws of the state of Texas and has all requisite corporate power, franchises, and licenses to own its property and conduct the business in which it is engaged.
     Speed Release has the full
     power and authority (corporate or otherwise) to execute, deliver and perform its obligations under this Agreement and the Closing Agreements to which it is a party. Complete copies of Speed Release's Articles of Incorporation, Bylaws, minutes, transfer records and agreements, if any, among some or all of the stockholders of Speed Release have been delivered to Seller. Speed Release is duly qualified and in good standing as a foreign corporation in every jurisdiction in which such qualification is necessary, except to the extent the failure to be so qualified is not reasonably expected to result in a Material Adverse Effect.

          6.2.2.   Capitalization; Ownership of Transferred Shares.

                    6.2.2.1 Speed Release has an authorized capital stock consisting of one hundred thousand (100,000) shares of common stock, par value $0.01 per share, of which ten thousand (10,000) shares are issued and outstanding, and will as soon as practicable increase the amount of authorized shares of common stock to 100,000,000 and accomplish a forward split, the result of which shall be 11,111,000 issued and outstanding (including the Speed Release Option Shares).

                    6.2.2.2. Except as set forth in Schedule 6.2.2.2, Speed Release does not have any outstanding subscriptions, options, rights, warrants, convertible securities or other agreements or commitments to issue, or contracts or any other agreements obligating Speed
          Release to issue, or to transfer from treasury, any shares of its capital stock of any class or kind, or securities convertible into such stock or interests.

                    6.2.2.3. Speed Release is not under any obligation, contract or other arrangement to register any of its securities under federal or state securities laws.

                    6.2.2.4. Except as set forth in Schedule 6.2.2.4, there are no agreements, voting trusts, proxies or other agreements or understandings of any character, whether written or oral, among stockholders of Speed
          Release with respect to or concerning the purchase, sale or transfer or voting of any equity or other security of Speed Release.

                    6.2.2.5. Speed Release does not have any legal obligations, absolute or contingent, to any other person or entity to sell the assets, or any capital stock or any other security of Speed Release or any of its subsidiaries or affect any merger, consolidation or other reorganization of Speed Release or any of its subsidiaries or to enter into any agreement with respect thereto, except pursuant to this Agreement.

          6.2.3.     Restrictions on Transfer or Sale of Shares.

               (i)  Speed Release is acquiring the Exchange
          Shares (if the Speed Release Option is exercised) solely for its own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Exchange Shares. Speed Release understands that the Exchange Shares have not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of Speed Release and of the other representations made by Speed Release in this Agreement. Speed Release understands that the Seller is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

               (ii) Speed Release understands that the Exchange Shares are "restricted securities" under applicable federal securities laws and that the Securities Act and the rules of the Commission provide in substance that the undersigned may dispose of the Exchange Shares only pursuant to an effective registration statement under the Securities Act or an exemption therefrom and the undersigned understands that the Seller has no obligation or intention to register any of the Exchange Shares (except pursuant to any registration rights granted in this Agreement), or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, Speed Release understands that under the Commission's rules, absent a registration statement, Speed Release may dispose of the Exchange Shares principally only in "private placements" which are exempt from registration under the Securities Act, in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of Speed Release. As a consequence, Speed Release understands that it must bear the economic risks of the investment in the Exchange Shares for an indefinite period of time.

               (iii) Speed Release has not offered or sold any portion of the Exchange Shares and has no present intention of dividing the Exchange Shares with others or of reselling or otherwise disposing of any portion of the Exchange Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

               (iv) Speed Release acknowledges that neither
          Seller nor any other person offering to sell the Exchange Shares to Speed Release has offered the same by means of any form of general advertising, such as media advertising or seminars.

          6.2.4. Authority Relative to the Closing Documents, Enforceability. Speed Release has the requisite corporate power and authority to execute and deliver the Closing Documents and to consummate the Transactions. The execution and delivery of the Closing Documents by Speed Release and the consummation by Speed Release of the Transactions, have been duly authorized by the Board of Directors of Speed Release and no other corporate or other action on the part of Speed Release is necessary to authorize the execution and delivery by Speed Release of the Closing Documents and the consummation of the Transactions. The Closing Documents executed by Speed Release are the legal, valid and binding obligations of Speed Release, as the case may be, enforceable against it in accordance with their respective terms, except insofar as the enforcement thereof may be limited by the Insolvency/Equity Exceptions All persons who execute the Closing Documents on behalf of Speed Release has been duly authorized to do so.

          6.2.5. Compliance with Other Instruments; Consents. Neither the execution of any Closing Document nor the consummation of the Transactions will conflict with, violate or result in a breach or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default), or result in a termination of, or accelerate the performance required by, or result in the creation of any Encumbrance upon any assets of Speed Release under any provision of the Articles of Incorporation, Bylaws, indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, statute, ordinance, regulation or any other restriction of any kind or character to which Speed Release is bound.

          6.2.6. Status of Speed Release. Speed Release has such knowledge, skill and experience in business, financial and investment matters so that it is capable of evaluating the merits and risks of an investment in the Exchange Shares.
     To the extent necessary, Speed Release has retained, at its own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and owning Exchange Shares

          6.2.7. Full Disclosure. None of the representations or warranties made by Speed Release or in any Closing Document furnished or to be furnished by it hereunder contains or will contain any untrue statement of a material fact, or omits any material fact, the omission of which would be misleading.

     6.3. Representations and Warranties of Bedowitz. Bedowitz hereby represents and warrants to Seller that:

          6.3.1.    Restrictions on Transfer or Sale of Bedowitz
                     Option Shares:

               (i) Bedowitz is acquiring the Bedowitz Option Shares solely for his own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Bedowitz Option Shares (except pursuant to any registration rights granted in this Agreement). Bedowitz understands that the Bedowitz Option Shares have not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of Bedowitz and of the other representations made by Bedowitz in this Agreement. Bedowitz understands that the Seller is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

               (ii) Bedowitz understands that the Bedowitz Option Shares are "restricted securities" under applicable federal securities laws and that the Securities Act and the rules of the Commission provide in substance that he may dispose of the Bedowitz Option Shares only pursuant to an effective registration statement under the Securities Act or an exemption therefrom and the undersigned understands that the Seller has no obligation or intention to register any of the Bedowitz Option Shares (except pursuant to any registration rights granted in this Agreement), or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, Bedowitz understands that under the Commission's rules, absent a registration statement, Bedowitz may dispose of the Bedowitz Option Shares principally only in transaction(s) which are exempt from registration under the Securities Act, in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of Bedowitz. As a consequence, Bedowitz understands that it must bear the economic risks of the investment in the Bedowitz Option Shares for an indefinite period of time.

               (iii) Bedowitz has not offered or sold any portion of the Bedowitz Option Shares and has no present intention of dividing the Bedowitz Option Shares with others or of reselling or otherwise disposing of any portion of the Bedowitz Option Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

               (iv) Bedowitz acknowledges that neither Seller nor any other person offering to sell the Bedowitz Option Shares to Bedowitz has offered the same by means of any form of general advertising, such as media advertising or seminars.

          6.3.2. Status of Bedowitz. Bedowitz has such knowledge, skill and experience in business, financial and investment matters so that it is capable of evaluating the merits and risks of an investment in the Bedowitz Option Shares. To the extent necessary, the undersigned has retained, at his own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and owning Bedowitz Option Shares.

                             ARTICLE VII.
       ADDITIONAL COVENANTS AND AGREEMENTS OF THE PARTIES

       7.1.   Filings With Securities and Exchange Commission.

          (a) The parties recognize that Seller may be required to report the Transactions to the Commission on Form 8-K, or such other report as Seller may deem appropriate, and Speed Release may be required to file certain reports with the Commission, and the parties agree to cooperate in the preparation and filing of such report or any other filings required to be filed with the Commission.

          (b) The parties acknowledge that Seller is delinquent on certain required filings with the Commission. Within thirty (30) days after the Closing of the Bedowitz Option, Seller shall file all delinquent filings with the Commission. Seller covenants and warrants that, upon the issuance of the Bedowitz Option Shares, it will remain current with all Commission filings.

       7.2. Access; Confidentiality. Between the date hereof and the Exchange Date, Seller and Speed Release shall give to each other and the other parties to this Agreement and their respective designees full access to the relevant premises, property, material contracts and books of account and records of such party during normal business hours and upon reasonable notice. Each party will hold in complete confidence all information so obtained and will use such information only for the purpose of conducting its due diligence investigation. If the Transactions are not consummated as contemplated herein, each party will return to the others all returnable information and data and will not disclose any such data or information to any other person. Such obligation of confidentiality shall not extend to any information which is shown to have been previously known to the party to whom the information was provided, or generally known to others engaged in the same trade or business as the party who provided the information, or that is part of public knowledge.

       7.3.   Anti-Dilution.      Seller agrees that except as
contemplated by this Agreement, Seller shall not, after the date hereof and prior to the Speed Release Option Exercise Date, issue any additional new shares of common stock of Seller without offering Speed Release the opportunity to purchase sufficient shares at the same price per share offered to third parties so that Speed Release will own nine and nine-tenths percent (9.9%) of all issued and outstanding common stock of Seller. This anti-dilution provision shall not apply to sales of Seller's common stock made pursuant to a registration statement filed with the Commission, or any shares of Seller's common stock issued pursuant to any subscriptions, options, rights, warrants, convertible securities or commitments identified in Schedule
6.1.2.2 hereof.

       7.4. Best Efforts. Each of the parties hereto shall use his, her or its best efforts, and shall cooperate with and assist each other in their efforts to obtain such consents and approvals of third parties as may be necessary to consummate the Transactions and to permit each party to enjoy the benefits of the Transactions without any cost beyond that contemplated by the Closing Documents.

       7.5. Brokers or Finders. Each party agrees to hold the others harmless and to indemnify them against the claims of any persons or entities claiming to be entitled to any brokerage commission, finder's fee, advisory fee or like payment from such other party based upon actions of the indemnifying party in connection with the Transactions.

                           ARTICLE VIII.
                     CLOSING AND TERMINATION

        8.1. The Closing. The Closing shall take place at the offices of Arter & Hadden LLP, 1717 Main Street, Suite 4100, Dallas, Texas 75201, commencing at 10:00 a.m. local time on the Closing Date, provided that all items to be delivered at Closing as outlined below have been provided to the other party.

        8.2. Deliveries by Seller. At closing Seller will deliver to Speed Release and Bedowitz the following items:

               8.2.1. Certified Resolutions. Copies of the resolutions, certified by the Secretary or an Assistant Secretary of Seller, dated on or before the date of Closing, of the Board of Directors of Seller authorizing the execution of this Agreement and the consummation of the transactions and other acts contemplated by this Agreement.

               8.2.2. Charter Documents. Copies of (a) the Articles of Incorporation of Seller, (b) the Bylaws of Seller certified by the Secretary or an Assistant Secretary of Seller, and
     (c) good standing certificates and certificates of existence from the Secretary of State of Texas, evidencing that Seller is in existence and in good standing under the laws of the State of Texas.

     8.3. Deliveries by Speed Release. Speed Release at closing will deliver to Seller the following items:

               8.3.1. Corporate Approvals. Copies of the resolutions of the Board of Directors of Speed Release, dated on or before the date of closing, authorizing the execution, delivery and performance of this Agreement, the terms of the transactions contemplated in connection therewith, in each case certified by the Secretary or an Assistant Secretary of each such Purchaser.

               8.3.2. Speed Release Option Purchase Price. The Speed Release Option Purchase Price, by certified funds or check payable to the order of the Seller.

     8.4.     Deliveries by Bedowitz.

              8.4.1. Bedowitz Option Purchase Price. The Bedowitz Option Purchase Price, by certified funds or check payable to the order of TTI Industries, Inc. for the account of Seller.

                             ARTICLE IX.
                            MISCELLANEOUS

     9.1. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed delivered if delivered by hand, by telecopier, by courier or mailed by certified or registered mail, postage prepaid, addressed as follows:

          If to Seller:

               TTI Industries, Incorporated
               ATTN:  Frank Harrison, President
               3838 Oak Lawn Avenue
               Dallas, Texas  75215
               Telephone:  214.520.1702
               Fax No.:214.521.8339

          with a copy to:

               AMJ Resources, Inc.
               ATTN:  Albert Miller
               2902 D. Almedan Expressway
               San Jose, California  95125
               Telephone:  408.264.9889
               Fax No.:408.264.9894

          If to Speed Release or Steven Bedowitz:

               Speed Release Lock Company
               ATTN:  Steven D. Bedowitz
               2444 Walnut Ridge
               Dallas, Texas  75229
               Telephone:  972.488.6848
               Fax No.:  972.488.6780

          with copy to:

               Arter & Hadden LLP
               ATTN:  Joel Held, Esq.
               1717 Main Street, Suite 4100
               Dallas, Texas  75201
               Telephone:  214.761.4407
               Fax No.:    214.741.7139

          9.2. Assignability and Parties in Interest. This Agreement shall not be assignable by any of the parties hereto without the consent of all other parties hereto. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors or permitted assigns. Nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any rights or remedies under or by reason of this Agreement.

          9.3. Expenses. Each party shall, except as otherwise specifically provided, bear its own expenses and costs, including the fees of any attorney retained by it, incurred in connection with the preparation of the Closing Documents and consummation of the Transactions.

          9.4. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas. Each of the parties hereto consents to the personal jurisdiction and venue of the federal and state courts in Dallas County in the State of Texas in connection with any action arising under or brought with respect to this Agreement.

          9.5. Counterparts. This Agreement may be executed as of the same effective date in one or more counterparts, each of which shall be deemed an original.

          9.6. Headings. The headings and subheadings contained in this Agreement are included solely for ease of reference, and are not intended to give a full description of the contents of any particular Section and shall not be given any weight whatever in interpreting any provision of this Agreement.

          9.7. Pronouns, Etc. Use of male, female and neuter pronouns in the singular or plural shall be understood to include each of the other pronouns as the context requires. The word "and" includes the word "or". The word "or" is disjunctive but not necessarily exclusive.

          9.8. Complete Agreement. This Agreement, the Exhibits hereto, and the documents delivered pursuant hereto or referred to herein or therein contain the entire agreement between the parties with respect to the Transactions and, except as provided herein, supersede all previous negotiations, commitments and writings.

          9.9. Modifications, Amendments and Waivers. This Agreement shall not be modified or amended except by a writing signed by each of the parties hereto. Prior to the Closing, either Speed
Release or the Seller may amend any of the disclosure schedules referenced herein by giving the other party notice of such amendments. If such amended disclosures reveal material adverse information about the party making the change, the recipient of the information may terminate this Agreement without liability to the other party.

          9.10. Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner adverse to any party hereto. Upon any such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in any acceptable manner to the end that the Transactions are consummated to the extent possible.

          9.11. Survival of Representations and Indemnifications.

          (a) The representations and warranties of Bedowitz, Seller and Speed Release contained herein or in any document furnished pursuant hereto shall survive the Closing of the Transactions.

          (b) The Seller agrees to and does hereby indemnify, and agrees to defend and hold Bedowitz and Speed Release and their respective directors, officers, employees, fiduciaries, agents and affiliates, and each other person, if any, who controls such persons, harmless against any claims, actions, suits, proceedings, investigations, losses, expenses, damages, obligations, liabilities, judgments, fines, fees, costs and expenses (including costs and reasonable attorneys' fees) and amounts paid in settlement of any pending, threatened or completed claim, action, suit, proceeding or investigation (collectively "Loss" or "Losses") which arise or result from or are related to (i) any breach or failure of Seller to perform any of its covenants or agreements set forth herein or in the Closing Documents or (ii) the inaccuracy of any representation or warranty made by Seller contained herein or in the Closing Documents.



                    [Signature Page Follows]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                              SELLER:
                              -------

                              TTI INDUSTRIES, INCORPORATED,
                              a Texas corporation


                              By:  /s/ Frank Harrison
                                 ----------------------------
                                   Frank Harrison, President



                              PURCHASER:
                              ----------

                              SPEED RELEASE LOCK COMPANY,

                              a Texas corporation


                              By: /s/ Steven D. Bedowitz
                                 --------------------------------
                                   Steven D. Bedowitz, President



                              BEDOWITZ:
                              ---------

                                /s/ Steven D. Bedowitz
                              --------------------------------
                              STEVEN D. BEDOWITZ

                           EXHIBIT "A"
                               TO
              STOCK PURCHASE AND EXCHANGE AGREEMENT
                          BY AND AMONG
                   SPEED RELEASE LOCK COMPANY,
                         STEVE BEDOWITZ
                AND TTI INDUSTRIES, INCORPORATED
              FORM OF EXERCISE NOTICE - PUT OPTION
              ------------------------------------

To TTI Industries, Incorporated:

The undersigned holder of the Bedowitz Option granted pursuant to the terms of that certain Stock Purchase and Exchange Agreement dated October __, 1999 (the "Purchase Agreement"), by and among SPEED RELEASE LOCK COMPANY, a Texas corporation ("Speed Release"), STEVE BEDOWITZ ("Bedowitz") and TTI INDUSTRIES, INCOPRORATED a Texas corporation ("TTI") hereby exercises such Bedowitz Option with respect to_________shares of TTI Common Stock, par value $0.01 and hereby tenders a check in the amount of $_________________.


EXERCISE DATE: ______________, 19__/20__

                              STEVEN D. BEDOWITZ




                              ---------------------------------

                           EXHIBIT "B"
                               TO
              STOCK PURCHASE AND EXCHANGE AGREEMENT
                          BY AND AMONG
                   SPEED RELEASE LOCK COMPANY,
                         STEVE BEDOWITZ
                AND TTI INDUSTRIES, INCORPORATED
                     FORM OF EXERCISE NOTICE
                     -----------------------

To TTI Industries, Incorporated:

     The undersigned holder of the Speed Release Option granted pursuant to the terms of that certain Stock Purchase and Exchange Agreement dated October 5, 1999 (the "Purchase Agreement"), by and among SPEED RELEASE LOCK COMPANY, a Texas corporation ("Speed Release") STEVE BEDOWITZ ("Bedowitz") and TTI INDUSTRIES, INCOPRORATED a Texas corporation ("TTI") hereby exercises such Speed Release Option as of the date written below. In connection therewith, the number of shares of stock calculated in Item B. below shall be issued by Speed Release in favor of TTI in accordance with the Purchase Agreement and the number of shares of stock calculated in Item D. below shall be issued by TTI in favor of Speed Release in accordance with the Purchase Agreement:

  A.   Number of Shares of Common Stock, Par Value
       $0.01 per share in Speed Release, validly
       issued and outstanding as of Exercise Date         25,000*
  B.   Number of Whole Shares of Common Stock in        -- -------
       Speed Release which would equal ten percent
       (10%) of the total amount of equity stock in
       Speed Release outstanding, including the
       number of shares to be issued to TTI pursuant
       hereto (the "Option Shares").  Formula:  10%         2,778
      (A+B) = B                                         ---------
  C.   Number of Shares of Common Stock, Par Value
       $0.01 per share in TTI, validly existing and
       outstanding as of Exercise Date                  4,073,401
                                                        ---------
  D.   Number of Shares of Common Stock in TTI which
       would equal nine and nine-tenths percent
       (9.9%) of the total amount of equity stock in
       TTI outstanding, including the number of           447,576
       shares to be issued to Speed Release pursuant    ---------
       hereto (the "Exchange Shares").  Formula:
       9.9% (C+D) = D

EXERCISE DATE: October 5, 1999

                         SPEED RELEASE LOCK COMPANY, a Texas
                         corporation



                         By:  /s/ STEVE BEDOWITZ
                         --------------------------------------
                         Name: Steve Bedowitz
                         Title: Chief Executive Officer

____________________
* By agreement of the parties, this amount includes 15,000 shares of Speed Release Common Stock to be issued to Bedowitz in exchange for the cancellation of $900,000 of indebtedness Speed Release owes to Bedowitz.